Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,853,523.17
Total Transaction Valuation	12,106,617,684.93
Total Offset Amount	0
Net Fee	$ 1,853,523.17